                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 1, 2005
                                                         -------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

          New York                    0-3319                    13-1784308
          --------                    ------                    ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  One Commerce Park, Valhalla, NY         10595
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
                 ---------------------------------------------------------

            On March 1,  2005,  the  registrant  received  notice  from David W.
Wright  tendering  his  resignation  as a member  of the  registrant's  board of directors, effective March 1, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                                     (Registrant)

Date:   March 7, 2005
                                            By: /s/ Walter Schneider
                                               ---------------------------------
                                               Walter Schneider
                                               Chief Executive Officer